UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2008

E-Z-EM, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-13003	11-1999504
(Commission File Number)	(IRS Employer Identification No.)

1111 Marcus Avenue, Lake Success, New York	11042
(Address of principal executive offices)	(Zip Code)

(516) 333-8230
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

Item 8.01.	Other Events

The following information is furnished pursuant to both Item 2.02 and Item 8.01:

On January 8, 2008, E-Z-EM, Inc. issued a press release announcing its financial results for the quarter and six months ended December 1, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release issued by E-Z-EM, Inc. on January 8, 2008 announcing its financial results for the quarter and six months ended December 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-Z-EM, Inc. (Registrant)

Dated: January 8, 2008	By:	/s/ Joseph A. Cacchioli Joseph A. Cacchioli Vice President – Controller and Acting Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Press release issued by E-Z-EM, Inc. on January 8, 2008 announcing its financial results for the quarter and six months ended December 1, 2007.